Exhibit 10.1

Execution Copy

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of May 30, 2014 (this “Amendment”), is among MYERS INDUSTRIES, INC., an Ohio corporation (the “Company”), the foreign subsidiary borrowers party hereto (the “Foreign Subsidiary Borrowers”, and together with the Company, the “Borrowers”), the lenders party hereto (collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrowers, the Administrative Agent and the Lenders are parties to a Fourth Amended and Restated Loan Agreement dated as of December 13, 2013 (the “Loan Agreement”).

B. The Borrowers desire to amend the Loan Agreement, and the Administrative Agent and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:

1.1 The following definitions are added to Section 1.1 of the Loan Agreement:

“Canadian AML Legislation” means the Canadian Proceeds of Crime Act and any other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws, under the laws of Canada, including any guidelines or orders thereunder.

“Canadian Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended from time to time, and including all regulations thereunder.

“First Amendment” means the First Amendment to this Agreement.

“First Amendment Effective Date” means the date the First Amendment is effective.

“Scepter Acquisition” means the acquisition of all or substantially all of the assets of Scepter Corporation, an Ontario corporation, and certain real property of SHI Properties, Inc., an Ontario corporation, by CA Acquisition Inc., and of all of the membership interests of Scepter Manufacturing, LLC, a Delaware limited liability company, and Eco One Leasing, LLC, a Delaware limited liability company, by Crown US Acquisition Company.

1.2 The following definitions in Section 1.1 of the Loan Agreement are restated as follows:

“Aggregate Commitments” means, as at any date of determination, the aggregate amount, stated in U.S. Dollars, of the Commitments of all Lenders. As of the First Amendment Effective Date, the Aggregate Commitments equal $300,000,000.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the Canadian government or any other applicable jurisdiction.

1.3 The reference in Section 2.1(c)(v) to “$50,000,000” is replaced with “$200,000,000”.

1.4 The period at the end of clause (vi) of Section 2.1(c) is replaced with “; and”, and the following new clause (vii) is added immediately thereafter:

(vii) prior to the closing of the Scepter Acquisition in accordance with Section 6.13(viii) hereof, (x) the U.S. Dollar Equivalent of the aggregate principal amount of the Aggregate Credit Exposure at any time shall not exceed $200,000,000 and (y) the U.S. Dollar Equivalent of the Credit Exposure of any Lender shall not exceed the Commitment of such Lender immediately prior to, and without giving effect to, the First Amendment.

1.5 Section 2.19(a)(iii) is restated as follows:

(iii) the amount of each such increase in the Aggregate Commitments shall not be less than $10,000,000 (or such other minimum amount agreed to between the Administrative Agent and the Company), and shall not cause the sum of (x) the aggregate increases in the Commitments under this Section 2.19(a) after the First Amendment Effective Date plus (y) the outstanding amount of all New Term Loans made under Section 2.19(b) after the First Amendment Effective Date to exceed $100,000,000;

1.6 Section 2.19(b)(iii) is restated as follows:

(iii) the amount of each such New Term Loan shall not be less than $10,000,000 (or such other minimum amount agreed to between the Administrative Agent and the Company), and shall not cause the sum of (x) the aggregate increases in the Commitments under Section 2.19(a) after the First Amendment Effective Date plus (y) the outstanding amount of any such New Term Loan and any other New Term Loans made under this Section 2.19(b), in each case after the First Amendment Effective Date, to exceed $100,000,000;

1.7 Section 6.13(viii) is re-designated as Section 6.13(ix), and the following new Section 6.13(viii) is added immediately prior thereto:

(viii) the Scepter Acquisition, provided that no Default or Unmatured Default exists or would be caused by the Scepter Acquisition and the aggregate amount of consideration (including without limitation all direct payments, all earnout and other deferred payments, all Indebtedness and other obligations assumed or incurred and any other form of consideration) paid or payable for the Scepter Acquisition does not exceed $175,000,000.

1.8 The following new Section 10.16 is added to the Credit Agreement:

10.16. Canadian AML Legislation. Each Borrower acknowledges that, pursuant to the Canadian AML Legislation, the Administrative Agent and Lenders may be required to obtain, verify and record information regarding each Borrower, its respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of such Borrower, and the transactions contemplated hereby. The Borrowers shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Lender or Administrative Agent, or any prospective assign or participant of a Lender or Administrative Agent, necessary in order to comply with any applicable Canadian AML Legislation, whether now or hereafter in existence.

1.9 Schedules 1.1(a) and 1.1(c) to the Credit Agreement are replaced with Schedules 1.1(a) and 1.1 (c) hereto, respectively.

ARTICLE II. REPRESENTATIONS. Each Borrower and Guarantor (by signing the Consent and Agreement hereto) represents and warrants to the Administrative Agent and the Lenders that:

2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

2.2 This Amendment is its legal, valid and binding obligation, enforceable against each in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

2.3 After giving effect to this Amendment, the representations and warranties contained in Article V of the Loan Agreement and in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate to an earlier date.

2.4 Before and after giving effect to this Amendment, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof. No Default or Event of Default under and as defined in the Senior Note Purchase Agreement exists or has occurred and is continuing on the date hereof.

2.5 CA Acquisition Inc. has been added as a Foreign Subsidiary Borrower and Crown US Acquisition Company has been added as a Guarantor, in each case as of the date hereof and immediately prior to the time this Amendment is effective.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

3.1 The Borrowers and the Required Lenders shall have signed this Amendment.

3.2 The Guarantors shall have signed the Consent and Agreement hereto.

3.3 All fees (including without limitation all upfront fees to the Lenders) required to be paid, and all reasonable expenses for which invoices have been presented, as of the date hereof shall be paid.

3.4 The Administrative Agent shall have received such resolutions and certificates of the Borrowers and the Guarantors, such opinions of counsel, such documents with respect to the Scepter Acquisition and such other documents and instruments, in each case as the Administrative Agent may reasonably request, including without limitation an amendment to the existing Pledge Agreement to add a pledge of 65% of the Capital Stock of CA Acquisition Inc.

ARTICLE IV. MISCELLANEOUS.

4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

4.2 Except as expressly amended hereby, the Borrowers and Guarantors (by signing the Consent and Agreement hereto) agree that the Loan Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Borrowers and the Guarantors (by signing the Consent and Agreement hereto) acknowledges and agrees that the Administrative Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Borrowers and the Guarantors, all actions taken by the Administrative Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Administrative Agent or any Lender, any Subsidiary or Affiliate thereof or any of their successors or assigns, and waives any such claims or causes of action of which they are aware. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

4.3 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment is a Loan Document. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures or signatures sent by other electronic imaging shall be effective as originals.

IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

MYERS INDUSTRIES, INC

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Senior Vice President, Chief Financial Officer
and Corporate Secretary

Foreign Subsidiary Borrowers:

MYE CANADA OPERATIONS INC.

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Vice President and Chief Financial Officer

CA ACQUISITION INC.

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Dana J. Moran
Print Name:	Dana J. Moran
Title:	Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as the Affiliate designated by JPMorgan Chase Bank, National Association to make Pro Rata Foreign Currency Loans to the Canadian Borrower on its behalf

By:	/s/ Michael N. Tam
Print Name:	Michael N. Tam
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Documentation Agent and as a Lender

By:	/s/ Brian P. Fox
Print Name:	Brian P. Fox
Title:	Vice President

CITIZENS BANK, NATIONAL ASSOCIATION (formally known as RBS Citizens, National Association), as a Documentation Agent and as a Lender

By:	/s/ Joshua Botnick
Print Name:	Joshua Botnick
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Syndication Agent and as a Lender

By:	/s/ Elizabeth B. Eaton
Print Name:	Elizabeth B. Eaton
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH, as the Lending Installation designated by U.S. Bank National Association for Loans to the Canadian Borrower

By:	/s/ Joseph Rauhala
Print Name:	Joseph Rauhala
Title:	Principal Officer

PNC BANK, NATIONAL ASSOCIATION, as a Documentation Agent and as a Lender

By:	/s/ Valerie A. Geiger
Print Name:	Valerie A. Geiger
Title:	Senior Vice President

PNC BANK, CANADA BRANCH, as the Lending Installation designated by PNC Bank, National Association for Loans to the Canadian Borrower

By:	/s/ Nazmin Adatia
Print Name:	Nazmin Adatia
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a
Documentation Agent and as a Lender

By:	/s/ Samuel J.B. Prentis

Print Name:	Samuel J.B. Prentis

Title:	Senior Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Eric J. Welsch

Print Name:	Eric J. Welsch

Title:	Managing Director

FIFTH THIRD BANK, operating through its Canadian Branch, as the Lending Installation designated by Fifth Third Bank for Loans to the Canadian Borrower

By:	/s/ Mauro Spagnolo

Print Name:	Mauro Spagnolo

Title:	Managing Director & Principal Officer

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

(b) agrees that each Guaranty, other Collateral Document and all other agreements executed by any of the undersigned in connection with the Loan Agreement or otherwise in favor of the Agent or the Banks (collectively, the “Guarantor Collateral Documents”) are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Guarantor Collateral Document;

(c) acknowledges that its consent and agreement hereto is a condition to the Banks’ obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement; and

(d) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in the above Amendment, none of the undersigned are required by the terms of the Credit Agreement or any other Loan Document to consent to the amendment to the Credit Agreement effected pursuant to the above Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the undersigns to any future amendments to the Credit Agreement.

BUCKHORN INC.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary and Treasurer

AMERI-KART CORP.

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary

PATCH RUBBER COMPANY

By:	/s/ Greggory W. Branning

Print Name:	Greggory W. Branning

Title:	Secretary

MYERS TIRE SUPPLY DISTRIBUTION, INC.

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Secretary and Treasurer

MYELUX, LLC

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Vice President and Secretary

AMERI-KART (MI) CORP.

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Secretary and Treasurer

MYE AUTOMOTIVE, INC.

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Secretary and Treasurer

LONE STAR PLASTICS INC.

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Secretary and Treasurer

CROWN US ACQUISITION COMPANY

By:	/s/ Greggory W. Branning
Print Name:	Greggory W. Branning
Title:	Secretary and Treasurer

Schedule 1.1(a)

COMMITMENTS

Lender	Title	Commitment	Non-Pro Rata Sub- Commitment
JPMorgan Chase Bank, N.A.	Administrative Agent	$51,000,000.00	$0
U.S. Bank National Association	Syndication Agent	$51,000,000.00	$0
Citizens Bank, National Association (formally known as RBS Citizens, National Association)	Documentation Agent	$43,500,000.00	$0
KeyBank National Association	Documentation Agent	$43,500,000.00	$0
PNC Bank, National Association	Documentation Agent	$43,500,000.00	$0
Wells Fargo Bank, N.A.	Documentation Agent	$43,500,000.00	$0
Fifth Third Bank		$24,000,000.00	$0
Total Allocations		$300,000,000.00	$0

Schedule 1.1(c)

FOREIGN SUBSIDIARY BORROWERS

MYE Canada Operations Inc.

CA Acquisition Inc.